RAMP SERIES 2002-RS6 TRUST


        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2002-RS6



                           $751,100,000 (APPROXIMATE)

                               Subject to Revision


                   November 12, 2002 - Computational Materials




                                (GRAPHIC OMITTED)
                              GMAC RFC SECURITIES


   Any transactions in the certificates will be effected through Residential Funding Securities Corporation.





________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION


The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________




                       NEW ISSUE COMPUTATIONAL MATERIALS


                           $751,100,000 (APPROXIMATE)

                           RAMP SERIES 2002-RS6 TRUST
                                     Issuer

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2002-RS6



                               NOVEMBER 12, 2002




EXPECTED TIMING:      Pricing Date:       On or about November 15, 2002
                      Settlement Date:    On or about November 26, 2002
                      First Payment       December 26, 2002
                      Date:


STRUCTURE:            Group I:            $530.2 million surety structure
                      Group II:           $220.9 million surety structure
                      Rating Agencies:    Moody's and Standard & Poor's


________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________




        RAMP SERIES 2002-RS6 - COLLATERAL CHARACTERISTICS (GROUP I LOANS)

                                 SUMMARY REPORT
Principal Balance                    $530,233,214.06
Number of Mortgage Loans                       3,255

                                             AVERAGE     MINIMUM     MAXIMUM
Original Principal Balance                  $164,743    $19,350    $1,000,000

                        WEIGHTED AVERAGE MINIMUM MAXIMUM
Original Term (mos)                              336        120        360
Remaining Term to Maturity (mos)                 332         47        360
Age (mos)                                          5          0        158
Mortgage Rate                                 7.932%     5.500%    12.875%
Loan-to-Value Ratio                           85.48%     10.00%    125.00%
Credit Score                                     675        465        819

LIEN POSITION                        % OF LOAN GROUP            LOAN PURPOSE          % OF LOAN GROUP
1st Lien                                     100.00%            Purchase                       62.37%
                                                                Equity Refinance               26.08%
OCCUPANCY                            % OF LOAN GROUP            Rate/Term Refinance            11.55%
Primary Residence                             90.87%
Second/Vacation                                2.14%            PROPERTY TYPE         % OF LOAN GROUP
Non-Owner Occupied                             6.99%            Single Family                  61.36%
                                                                Detached
                                                                PUD (detached)                 19.43%
DOCUMENTATION                        % OF LOAN GROUP            2 to 4-Family Units            12.86%
Full Documentation                            31.50%            Condo Low-Rise                  3.79%
Reduced Documentation                         68.50%            PUD (attached)                  1.20%
                                                                Other                           1.35%
SERVICING                            % OF LOAN GROUP
Homecomings                                   94.21%
                                                                PERCENT OF POOL
DELINQUENCY                          % OF LOAN GROUP             WITH PREPAYMENT               47.13%
                                                                PENALTY
Current                                       99.88%
30 to 59 Days Delinquent                       0.12%

EXCEPTION CATEGORY                   % OF LOAN GROUP
Expanded Criteria Exceptions                  74.97%
(RALI)
Alternet Exceptions (RASC)                     9.23%
Jumbo A Exceptions (RFMSI)                     8.99%
Home Solution Exceptions (RAMP-RZ)             4.09%
Seasoned Loans                                 2.72%


________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________


                CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS
                            NUMBER OF  CURRENT PRINCIPAL      % OF CURRENT
RANGE OF CREDIT SCORES        LOANS         BALANCE        PRINCIPAL BALANCE
499 or less                       3        $593,882               0.11%
500 to 519                        3         155,203              0.03
520 to 539                       14       1,121,664              0.21
540 to 559                       17       2,736,686              0.52
560 to 579                       37       4,030,074              0.76
580 to 599                      101      13,387,937              2.52
600 to 619                      175      25,947,609              4.89
620 to 639                      526      83,889,812             15.82
640 to 659                      567      89,764,870             16.93
660 to 679                      506      84,070,137             15.86
680 to 699                      421      71,553,754             13.49
700 to 719                      311      51,201,973              9.66
720 to 739                      195      32,964,849              6.22
740 to 759                      168      30,720,395              5.79
760 or greater                  209      37,924,575              7.15
SUBTOTAL WITH CREDIT          3,253    $530,063,422              99.97%
SCORES:
Not Available (1)                 2         169,792               0.03
TOTAL:                        3,255    $530,233,214             100.00%
(1) Group I Loans indicated as having a Credit Score that is "not available" include mortgage Loans where the Credit Score was not provided by the related seller and Group I Loans where no credit history can be obtained for the related mortgagor.

        ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS
                                                              % OF CURRENT
ORIGINAL MORTGAGE           NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
AMOUNT ($)                    LOANS         BALANCE             BALANCE
0 to 100,000                    987     $70,466,326              13.29%
100,001 to 200,000            1,441     204,207,709             38.51
200,001 to 300,000              464     111,299,706             20.99
300,001 to 400,000              243      82,511,096             15.56
400,001 to 500,000               71      31,355,517              5.91
500,001 to 600,000               26      13,867,529              2.62
600,001 to 700,000               12       7,256,704              1.37
700,001 to 800,000                6       4,499,214              0.85
800,001 to 900,000                1         898,483              0.17
900,001 to 1,000,000              4       3,870,930              0.73
TOTAL:                        3,255    $530,233,214             100.00%

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________



                     MORTGAGE RATES OF THE GROUP I LOANS
                                                              % OF CURRENT
MORTGAGE                    NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
RATE (%)                      LOANS         BALANCE             BALANCE
5.500 to 5.999                   12      $1,862,444                 0.35%
6.000 to 6.499                  110      27,311,321                5.15
6.500 to 6.999                  342      77,993,214               14.71
7.000 to 7.499                  383      62,025,039               11.70
7.500 to 7.999                  548      82,746,773               15.61
8.000 to 8.499                  682     104,225,602               19.66
8.500 to 8.999                  771     122,775,077               23.15
9.000 to 9.499                  146      21,231,542                4.00
9.500 to 9.999                  144      19,286,563                3.64
10.000 to 10.499                 47       4,732,639                0.89
10.500 to 10.999                 46       4,572,170                0.86
11.000 to 11.499                 11         802,059                0.15
11.500 to 11.999                 10         534,275                0.10
12.000 to 12.499                  2          82,283                0.02
12.500 to 12.999                  1          52,213                0.01
TOTAL:                        3,255    $530,233,214               100.00%

                   NET MORTGAGE RATES OF THE GROUP I LOANS
                                                              % OF CURRENT
NET MORTGAGE                NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
RATE (%)                      LOANS         BALANCE             BALANCE
5.000 to 5.499                    6      $1,016,585                 0.19%
5.500 to 5.999                   58      13,796,785                2.60
6.000 to 6.499                  278      66,785,339               12.60
6.500 to 6.999                  411      72,924,267               13.75
7.000 to 7.499                  440      68,605,127               12.94
7.500 to 7.999                  685     102,976,240               19.42
8.000 to 8.499                  887     138,948,019               26.21
8.500 to 8.999                  222      34,974,057                6.60
9.000 to 9.499                  143      18,133,418                3.42
9.500 to 9.999                   64       6,896,986                1.30
10.000 to 10.499                 40       3,791,680                0.72
10.500 to 10.999                 10         790,734                0.15
11.000 to 11.499                  8         459,483                0.09
11.500 to 11.999                  1          30,075                0.01
12.000 to 12.499                  1          52,208                0.01
12.500 to 12.999                  1          52,213                0.01
TOTAL:                        3,255    $530,233,214               100.00%

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________



              ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS
                                                              % OF CURRENT
ORIGINAL LOAN-TO-VALUE      NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
RATIO (%)                     LOANS         BALANCE             BALANCE
0.01 to 50.00                    54       $7,960,905                1.50%
50.01 to 55.00                   37        6,074,337               1.15
55.01 to 60.00                   30        6,280,216               1.18
60.01 to 65.00                   58       11,943,646               2.25
65.01 to 70.00                  107       20,601,856               3.89
70.01 to 75.00                  169       34,456,108               6.50
75.01 to 80.00                  782      138,283,832              26.08
80.01 to 85.00                  128       18,293,284               3.45
85.01 to 90.00                  500       81,635,558              15.40
90.01 to 95.00                  982      155,917,348              29.41
95.01 to 100.00                 353       41,876,331               7.90
100.01 to 110.00                 51        6,265,117               1.18
110.01 to 125.00                  4          644,676               0.12
TOTAL:                        3,255     $530,233,214              100.00%

    GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS
                                                              % OF CURRENT
                            NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
STATE                         LOANS         BALANCE             BALANCE
Florida                         553      $72,630,769               13.70%
California                      239       61,620,361              11.62
Illinois                        243       43,211,862               8.15
New York                        165       38,825,994               7.32
New Jersey                      125       27,695,633               5.22
Texas                           201       26,353,356               4.97
Arizona                         159       26,076,430               4.92
Virginia                        112       21,190,320               4.00
Georgia                         142       19,125,527               3.61
Nevada                           95       16,324,467               3.08
Other (1)                     1,221      177,178,496              33.42
TOTAL:                        3,255     $530,233,214              100.00%
(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.

                  MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS
                                                              % OF CURRENT
LOAN                        NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
PURPOSE                       LOANS         BALANCE             BALANCE
Purchase                      2,075     $330,709,989               62.37%
Equity Refinance                837      138,280,232              26.08
Rate/Term Refinance             343       61,242,994              11.55
TOTAL:                        3,255     $530,233,214              100.00%

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________



                     OCCUPANCY TYPES OF THE GROUP I LOANS
                                                              % OF CURRENT
                            NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
OCCUPANCY                     LOANS         BALANCE             BALANCE
Primary Residence             2,816      $481,810,471              90.87%
Non Owner-occupied              350        37,059,297               6.99
Second/Vacation                  89        11,363,446               2.14
TOTAL:                        3,255      $530,233,214             100.00%

                   MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS
                                                                    % OF CURRENT
                      NUMBER OF CURRENT PRINCIPAL PRINCIPAL
PROPERTY TYPE                       LOANS          BALANCE             BALANCE
Single-family detached              2,095       $325,359,490             61.36%
Planned Unit Developments             541        103,037,115            19.43
(detached)
Two- to four-family units             350         68,168,658            12.86
Condo Low-Rise (less than 5           167         20,120,719             3.79
stories)
Planned Unit Developments              43          6,373,371             1.20
(attached)
Manufactured Home                      36          3,262,634             0.62
Condo High-Rise (9 stories or           7          1,557,360             0.29
more)
Townhouse                              10          1,184,806             0.22
Co-op                                   2            543,612             0.10
Condo Mid-Rise (5 to 8 stories)         3            523,055             0.10
Condotel                                1            102,394             0.02
TOTAL:                              3,255       $530,233,214            100.00%

            MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP I LOANS
                                                              % OF CURRENT
                            NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
DOCUMENTATION TYPE            LOANS         BALANCE             BALANCE
Reduced Documentation         2,275     $363,206,216               68.50%
Full Documentation              980      167,026,998               31.50
TOTAL:                        3,255     $530,233,214              100.00%

                PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS
                                                              % OF CURRENT
PREPAYMENT PENALTY          NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
TERM                          LOANS         BALANCE             BALANCE
None                          1,547     $280,347,668               52.87%
12 Months                       587      110,110,304               20.77
24 Months                        28        3,752,555                0.71
36 Months                       542       68,904,375               13.00
60 Months                       544       66,289,991               12.50
Other (1)                         7          828,321                0.16
TOTAL:                        3,255     $530,233,214              100.00%
(1) Not 0, 12, 24,36 of 60 months and not more than 60 months.
________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________




                      RAMP SERIES 2002-RS6 - COLLATERAL CHARACTERISTICS (GROUP II LOANS)
                                 SUMMARY REPORT
Principal Balance                     $220,875,326.47
Number of Mortgage Loans                        1,485

                                               AVERAGE    MINIMUM    MAXIMUM
Original Principal Balance                   $150,038    $20,250    $999,600

                                         WEIGHTED AVERAGE MINIMUM    MAXIMUM
Original Term (mos)                               360        180         360
Remaining Term to Maturity (mos)                  352         51         360
Age (mos)                                           8          0         224
Mortgage Rate                                  8.328%     4.125%     13.100%
Loan-to-Value Ratio                            89.70%     28.00%     110.00%
Credit Score                                      630          3         794

Margin                                         6.912%     0.500%     11.910%
Initial Periodic Cap                           3.022%     1.000%      7.000%
Periodic Cap                                   1.216%     1.000%      3.000%
Maximum Mortgage Rate                         14.381%     7.250%     20.100%
Minimum Mortgage Rate                          7.553%     0.500%     13.100%
Next Rate Adj. (mos)                               26          0          83

LIEN POSITION                         % OF LOAN GROUP            LOAN PURPOSE           % OF LOAN GROUP
1st Lien                                      100.00%            Purchase                        54.09%
                                                                 Equity Refinance                35.31%
OCCUPANCY                             % OF LOAN GROUP            Rate/Term Refinance             10.59%
Primary Residence                              93.18%
Non-Owner Occupied                              5.17%            PROPERTY TYPE          % OF LOAN GROUP
Second/Vacation                                 1.66%            Single Family Detached          77.44%
                                                                 PUD (detached)                  14.07%
DOCUMENTATION                         % OF LOAN GROUP            Condo Low-Rise                   3.43%
Full Documentation                             66.87%            2 to 4-Family Units              2.89%
Reduced Documentation                          33.13%            PUD (attached)                   1.39%
                                                                 Other                            0.78%
SERVICING                             % OF LOAN GROUP
Homecomings                                    89.38%
                                                                 PERCENT OF POOL
DELINQUENCY                           % OF LOAN GROUP             WITH PREPAYMENT                75.52%
                                                                 PENALTY
Current                                        99.33%
30 to 59 Days Delinquent                        0.67%

EXCEPTION CATEGORY                    % OF LOAN GROUP
Alternet Exceptions (RASC)                     75.47%
Expanded Criteria Exceptions                   10.27%
(RALI)
Jumbo A Exceptions (RFMSI)                      8.67%
Seasoned Loans                                  5.60%


________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________




                  CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS
                                                                    % OF CURRENT
                      NUMBER OF CURRENT PRINCIPAL PRINCIPAL
RANGE OF CREDIT SCORES              LOANS         BALANCE             BALANCE
499 or less                            9           $975,810              0.44%
500 to 519                            34          4,008,207             1.81
520 to 539                            39          5,064,744             2.29
540 to 559                            60          8,024,862             3.63
560 to 579                           102         12,657,797             5.73
580 to 599                           229         33,441,289            15.14
600 to 619                           349         45,314,263            20.52
620 to 639                           203         29,234,850            13.24
640 to 659                           145         22,787,189            10.32
660 to 679                           122         20,544,335             9.30
680 to 699                            59          9,199,765             4.17
700 to 719                            44          9,385,839             4.25
720 to 739                            24          5,365,334             2.43
740 to 759                            29          6,599,169             2.99
760 or greater                        32          7,734,727             3.50
SUBTOTAL WITH SCORES                1480       $220,338,181             99.76%
Not Available (1)                      5            537,146             0.24
TOTAL:                             1,485       $220,875,326            100.00%
(1) Group I Loans indicated as having a Credit Score that is "not available" include mortgage Loans where the Credit Score was not provided by the related seller and Group I Loans where no credit history can be obtained for the related mortgagor.

          ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS
                                                                    % OF CURRENT
ORIGINAL MORTGAGE                 NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
AMOUNT ($)                          LOANS         BALANCE             BALANCE
0 to 100,000                          539        $39,431,676            17.85%
100,001 to 200,000                    666         92,241,700           41.76
200,001 to 300,000                    167         39,213,235           17.75
300,001 to 400,000                     48         16,137,616            7.31
400,001 to 500,000                     38         17,080,957            7.73
500,001 to 600,000                     17          9,297,961            4.21
600,001 to 700,000                      5          3,276,263            1.48
700,001 to 800,000                      1            758,297            0.34
800,001 to 900,000                      3          2,554,582            1.16
900,000 or greater                      1            883,039            0.40
TOTAL:                              1,485       $220,875,326           100.00%

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________



                      NET MORTGAGE RATES OF THE GROUP II LOANS
                                                                    % OF CURRENT
NET MORTGAGE                      NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
RATE (%)                            LOANS         BALANCE             BALANCE
3.500 to 3.999                         2           $335,014              0.15%
4.000 to 4.499                        11          1,604,801             0.73
4.500 to 4.999                        33          9,069,055             4.11
5.000 to 5.499                        31          8,638,855             3.91
5.500 to 5.999                        42         11,151,033             5.05
6.000 to 6.499                        61         13,630,002             6.17
6.500 to 6.999                        65         11,488,909             5.20
7.000 to 7.499                       115         18,862,041             8.54
7.500 to 7.999                       162         25,579,872            11.58
8.000 to 8.499                       326         44,172,563            20.00
8.500 to 8.999                       255         31,645,035            14.33
9.000 to 9.499                       223         28,017,430            12.68
9.500 to 9.999                        86          8,729,981             3.95
10.000 to 10.499                      59          6,745,828             3.05
10.500 to 10.999                       7            647,085             0.29
11.000 to 11.499                       5            432,818             0.20
11.500 to 11.999                       1             67,448             0.03
12.500 to 12.999                       1             57,557             0.03
TOTAL:                             1,485       $220,875,326            100.00%

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________


                        MORTGAGE RATES OF THE GROUP II LOANS
                                                                    % OF CURRENT
MORTGAGE                          NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
RATE (%)                            LOANS          BALANCE            BALANCE
4.000 to 4.499                          3          $562,997              0.25%
4.500 to 4.999                         12         1,924,246             0.87
5.000 to 5.499                         36         9,680,072             4.38
5.500 to 5.999                         39        11,938,274             5.40
6.000 to 6.499                         38         9,146,109             4.14
6.500 to 6.999                         62        12,956,864             5.87
7.000 to 7.499                         50         7,577,914             3.43
7.500 to 7.999                        115        20,864,878             9.45
8.000 to 8.499                        131        19,428,487             8.80
8.500 to 8.999                        338        47,960,728            21.71
9.000 to 9.499                        244        29,813,391            13.50
9.500 to 9.999                        247        31,142,276            14.10
10.000 to 10.499                       88         9,076,178             4.11
10.500 to 10.999                       66         7,422,536             3.36
11.000 to 11.499                        8           742,633             0.34
11.500 to 11.999                        5           464,419             0.21
12.000 to 12.499                        1            48,321             0.02
12.500 to 12.999                        1            67,448             0.03
13.000 to 13.499                        1            57,557             0.03
TOTAL:                              1,485      $220,875,326            100.00%


________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________



                ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS
                                                                    % OF CURRENT
ORIGINAL LOAN-TO-VALUE            NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
RATIO (%)                           LOANS          BALANCE             BALANCE
0.01 to 50.00                           7         $1,358,482             0.62%
50.01 to 55.00                          4          1,078,001            0.49
55.01 to 60.00                          9          2,711,380            1.23
60.01 to 65.00                         14          3,257,001            1.47
65.01 to 70.00                         32          8,362,588            3.79
70.01 to 75.00                         52          8,056,528            3.65
75.01 to 80.00                        178         34,954,077           15.83
80.01 to 85.00                         80         12,134,315            5.49
85.01 to 90.00                        213         33,071,923           14.97
90.01 to 95.00                        292         40,308,678           18.25
95.01 to 100.00                       592         74,304,564           33.64
100.01 to 110.00                       12          1,277,790            0.58
TOTAL:                              1,485       $220,875,326           100.00%

      GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II LOANS
                                                                    % OF CURRENT
                      NUMBER OF CURRENT PRINCIPAL PRINCIPAL
STATE                               LOANS         BALANCE             BALANCE
California                            117        $32,344,028            14.64%
Florida                               157         22,150,564           10.03
Georgia                                88         13,384,420            6.06
North Carolina                         83         11,855,259            5.37
Michigan                               76          9,709,199            4.40
Tennessee                              76          9,166,864            4.15
Illinois                               58          8,287,292            3.75
Ohio                                   77          8,190,559            3.71
Arizona                                55          7,954,164            3.60
Texas                                  60          7,446,712            3.37
Virginia                               48          7,321,362            3.31
Other (1)                             590         83,064,903           37.61
TOTAL:                              1,485       $220,875,326           100.00%
(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.

                    MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS
                                                                    % OF CURRENT
LOAN                              NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
PURPOSE                             LOANS         BALANCE             BALANCE
Purchase                              847       $119,475,304            54.09%
Equity Refinance                      517         77,999,501           35.31
Rate/Term Refinance                   121         23,400,521           10.59
TOTAL:                              1,485       $220,875,326           100.00%


________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________



                       OCCUPANCY TYPES OF THE GROUP II LOANS
                                                                    % OF CURRENT
                      NUMBER OF CURRENT PRINCIPAL PRINCIPAL
OCCUPANCY                           LOANS         BALANCE             BALANCE
Primary Residence                   1,378       $205,804,334            93.18%
Non Owner-occupied                     92         11,410,124            5.17
Second/Vacation                        15          3,660,869            1.66
TOTAL:                              1,485       $220,875,326           100.00%

                   MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS
                                                                    % OF CURRENT
                      NUMBER OF CURRENT PRINCIPAL PRINCIPAL
PROPERTY TYPE                       LOANS         BALANCE             BALANCE
Single-family detached              1,217       $171,050,463            77.44%
Planned Unit Developments             137         31,071,393           14.07
(detached)
Condo Low-Rise (less than 5            49          7,582,606            3.43
stories)
Two- to four-family units              44          6,392,127            2.89
Townhouse                               5            812,379            0.37
Planned Unit Developments              26          3,070,290            1.39
(attached)
Manufactured Home                       7            896,069            0.41
TOTAL:                              1,485       $220,875,326           100.00%

              MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP II LOANS
                                                                    % OF CURRENT
                      NUMBER OF CURRENT PRINCIPAL PRINCIPAL
DOCUMENTATION TYPE                  LOANS         BALANCE             BALANCE
Full Documentation                  1,063       $147,706,086            66.87%
Reduced Documentation                 422         73,169,240           33.13
TOTAL:                              1,485       $220,875,326           100.00%

                   PREPAYMENT PENALTY TERMS OF THE GROUP II LOANS
                                                                    % OF CURRENT
PREPAYMENT PENALTY                NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
TERM                                LOANS         BALANCE             BALANCE
None                                  296         $55,921,289           25.32%
12 Months                              45          10,211,573           4.62
24 Months                             556          80,255,413          36.34
36 Months                             526          64,672,566          29.28
60 Months                              47           7,229,207           3.27
Other (1)                              15           2,585,279           1.17
TOTAL:                              1,485        $220,875,326          100.00%
(1) Not 0, 12, 24, 36, 48 or 60 months and no more than 60 months.


________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________



                     INDEX TYPES OF THE GROUP II MORTGAGE LOANS
                                                                    % OF CURRENT
                      NUMBER OF CURRENT PRINCIPAL PRINCIPAL
INDEX TYPE                          LOANS         BALANCE             BALANCE
6 Month LIBOR                       1,340       $184,871,528            83.70%
1 Year LIBOR                           30          9,452,509            4.28
6 Month Treasury                        1            151,534            0.07
1 Year Treasury                       105         24,689,001           11.18
Prime Rate                              7          1,323,468            0.60
11th District Cost of Funds             2            387,287            0.18
TOTAL:                              1,485       $220,875,326           100.00%

                  MAXIMUM MORTGAGE RATES (%) OF THE GROUP II LOANS
                                                                    % OF CURRENT
MAXIMUM MORTGAGE RATES (%)        NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
TERM                                LOANS         BALANCE             BALANCE
0.01 to 10.000                          2           $606,565             0.27%
10.000 to 10.999                       31          8,409,378            3.81
11.000 to 11.999                       81         20,238,058            9.16
12.000 to 12.999                       94         18,020,339            8.16
13.000 to 13.999                      114         21,231,607            9.61
14.000 to 14.999                      441         63,207,084           28.62
15.000 to 15.999                      486         62,782,940           28.42
16.000 to 16.999                      190         21,785,949            9.86
17.000 to 17.999                       39          4,036,558            1.83
18.000 to 18.999                        5            431,844            0.20
19.000 to 19.999                        1             67,448            0.03
20.000 to 20.999                        1             57,557            0.03
TOTAL:                              1,485       $220,875,326           100.00%



________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________




              NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP II LOANS
NEXT INTEREST RATE ADJUSTMENT                                       % OF CURRENT
DATE                              NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
TERM                                LOANS         BALANCE             BALANCE
November 2002                          3            $441,281             0.20%
December 2002                         18           2,811,179            1.27
January 2003                          14           2,007,736            0.91
February 2003                          8           1,296,422            0.59
March 2003                            17           3,615,422            1.64
April 2003                             9           1,246,390            0.56
May 2003                               6             722,878            0.33
June 2003                              8           1,102,061            0.50
July 2003                              9           2,641,697            1.20
August 2003                           10           1,739,547            0.79
September 2003                         6           1,201,618            0.54
October 2003                           4             636,358            0.29
November 2003                          3             403,855            0.18
January 2004                           1              74,519            0.03
February 2004                          2             247,762            0.11
March 2004                             2             213,815            0.10
April 2004                             8             676,515            0.31
May 2004                              13           1,607,226            0.73
June 2004                             32           4,252,266            1.93
July 2004                             82          10,122,669            4.58
August 2004                          277          41,722,872           18.89
September 2004                       413          57,337,620           25.96
October 2004                         104          14,767,403            6.69
November 2004                          2             382,768            0.17
February 2005                          3             810,637            0.37
March 2005                             4             414,447            0.19
April 2005                             4             773,525            0.35
May 2005                               8           1,227,861            0.56
June 2005                             11           1,735,565            0.79
July 2005                             20           4,978,904            2.25
August 2005                           69          10,151,244            4.60
September 2005                       161          22,209,767           10.06
October 2005                          81          10,424,144            4.72
February 2006                          1             126,834            0.06
April 2006                             1              80,583            0.04
January 2007                           1             100,135            0.05
April 2007                             1             103,629            0.05
July 2007                              7           3,895,382            1.76
August 2007                            4           1,582,914            0.72
September 2007                        19           3,971,498            1.80
October 2007                          10           1,819,780            0.82
April 2008                             1             103,331            0.05
July 2009                              1             360,946            0.16
August 2009                            2             863,280            0.39
September 2009                        18           2,961,227            1.34
October 2009                           7             907,812            0.41
TOTAL:                             1,485         220,875,326           100.00%



________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________


                       NOTE MARGIN (%) OF THE GROUP II LOANS
                                                                    % OF CURRENT
NOTE MARGIN (%)                   NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
TERM                                LOANS         BALANCE             BALANCE
0.001 to 1.999                         8          $1,443,395             0.65%
2.000 to 2.499                        36          10,333,683            4.68
2.500 to 2.999                       124          28,523,797           12.91
3.000 to 3.499                         9           1,606,784            0.73
3.500 to 3.999                        10           2,107,720            0.95
4.000 to 4.499                        11           2,310,514            1.05
4.500 to 4.999                        14           1,830,283            0.83
5.000 to 5.499                        67          10,768,467            4.88
5.500 to 5.999                        31           6,465,186            2.93
6.000 to 6.499                        45           8,254,610            3.74
6.500 to 6.999                        49           7,710,961            3.49
7.000 to 7.499                        94          13,531,304            6.13
7.500 to 7.999                       171          22,468,785           10.17
8.000 to 8.499                       201          28,569,870           12.93
8.500 to 8.999                       233          29,304,387           13.27
9.000 to 9.499                       190          23,988,167           10.86
9.500 to 9.999                       125          14,560,350            6.59
10.000 to 10.499                      47           5,137,864            2.33
10.500 to 10.999                      12           1,172,215            0.53
11.000 to 11.499                       7             685,615            0.31
11.500 to 11.999                       1             101,370            0.05
TOTAL:                             1,485        $220,875,326           100.00%


________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER